POWER OF ATTORNEY


Each of the undersigned, being a director or officer, or both, of GAYLORD CONTAINER CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint each of Marvin A. Pomerantz and Daniel P. Casey as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Form 10-K for the Corporation's 1997 fiscal year and to file same, together with all exhibits thereto and other attachments and documents in connection therewith, with the Securities and Exchange Commission, the American Stock Exchange and any other regulatory authority, and to sign, file or deliver such further documents and to take such further actions in connection therewith as each of the undersigned might or could do in person and as each such attorney and agent deems necessary or desirable; and each of the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.


          Signature                                                       Title

/s/ Marvin A. Pomerantz          Chairman, Chief Executive Officer and Director
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Marvin A. Pomerantz                               (Principal Executive Officer)


/s/ Daniel P. Casey                                    Executive Vice President
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Daniel P. Casey                                   (Principal Financial Officer)


/s/ Jeffrey B. Park                         Vice President-Corporate Controller
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Jeffrey B. Park                                   (Principal Accounting Officer)


/s/ Mary Sue Coleman                                                   Director
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Mary Sue Coleman


/s/ Harve A. Ferrill                                                   Director
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Harve A. Ferrill


/s/ John E. Goodenow                                                   Director
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John E. Goodenow


/s/ David B. Hawkins                                                   Director
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David B. Hawkins


/s/ John Hawkinson                                                     Director
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John Hawkinson


/s/ Warren J. Hayford                                                  Director
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Warren J. Hayford


/s/ Charles S. Johnson                                                 Director
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Charles S. Johnson


/s/ Richard S. Levitt                                                  Director
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Richard S. Levitt


/s/ Ralph L. MacDonald, Jr.                                            Director
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Ralph L. MacDonald, Jr.


/s/ Thomas H. Stoner                                                   Director
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Thomas H. Stoner